UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of report (date of earliest event reported) July 13, 2004


                              Jefferies Group, Inc.
             (Exact name of registrant as specified in its charter)

-------------------------------- ------------------ ----------------------------
        Delaware                      1-14947                 95-4719745
-------------------------------- ------------------ ----------------------------
(State or other jurisdiction of     (Commission             (IRS Employer
      of incorporation)             File Number)           Identification No.)
-------------------------------- ------------------- ---------------------------


520 Madison Avenue, 12th Floor, New York, New York            10022
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  212-284-2550

           __________________________________________________________
          (Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

                  The following exhibit is furnished with this report:

                  Number            Exhibit
                  ------            -------

                  99.1              July 13, 2004 press release issued by
                                    Jefferies Group, Inc.

Item 12.  Results of Operations and Financial Condition.


On July 13, 2004, Jefferies Group, Inc. issued a press release announcing financial results for the quarter ended June 25, 2004. A copy of the press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Jefferies Group, Inc.



Date: July 13, 2004                               /s/ Roland T. Kelly
                                                  ------------------------------
                                                      Roland T. Kelly
                                                      Assistant Secretary



                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

   99.1           July 13, 2004 press release issued by Jefferies Group, Inc.